Exhibit (h.13)

Schedule A

Funds

iShares, Inc.

iShares MSCI Australia Index Fund

iShares MSCI Austria Investable Market Index Fund

iShares MSCI Belgium Investable Market Index Fund

iShares MSCI Brazil Index Fund

iShares MSCI BRIC Index Fund

iShares MSCI Canada Index Fund

iShares MSCI Chile Investable Market Index Fund

iShares MSCI Emerging Markets Index Fund

iShares MSCI Emerging Markets Eastern Europe Index Fund

iShares MSCI EMU Index Fund

iShares MSCI France Index Fund

iShares MSCI Germany Index Fund

iShares MSCI Hong Kong Index Fund

iShares MSCI Israel Capped Investable Market Index Fund

iShares MSCI Italy Index Fund

iShares MSCI Japan Index Fund

iShares MSCI Japan Small Cap Index Fund

iShares MSCI Malaysia Index Fund

iShares MSCI Mexico Investable Market Index Fund

iShares MSCI Netherlands Investable Market Index Fund

iShares MSCI Pacific ex-Japan Index Fund

iShares MSCI Singapore Index Fund

iShares MSCI South Africa Index Fund

iShares MSCI South Korea Index Fund

iShares MSCI Spain Index Fund

iShares MSCI Sweden Index Fund

iShares MSCI Switzerland Index Fund

iShares MSCI Taiwan Index Fund

iShares MSCI Thailand Investable Market Index Fund

iShares MSCI Turkey Investable Market Index Fund

iShares MSCI United Kingdom Index Fund

iShares MSCI USA Index Fund

iShares Trust

iShares 10+ Year Credit Bond Fund
iShares 10+ Year Government/Credit Bond Fund iShares 2012 S&P AMT-Free Municipal Series iShares 2013 S&P AMT-Free Municipal Series iShares 2014 S&P AMT-Free Municipal Series

iShares 2015 S&P AMT-Free Municipal Series

iShares 2016 S&P AMT-Free Municipal Series

iShares 2017 S&P AMT-Free Municipal Series

iShares Barclays 0-5 Year TIPS Bond Fund

iShares Barclays 1-3 Year Credit Bond Fund (formerly known as Lehman 1-3 Year Credit Bond Fund)

iShares Barclays 1-3 Year Treasury Bond Fund (formerly known as Lehman 1-3 Year Treasury Bond Fund)

iShares Barclays 3-7 Year Treasury Bond Fund (formerly known as Lehman 3-7 Year Treasury Bond Fund)

iShares Barclays 7-10 Year Treasury Bond Fund (formerly known as Lehman 7-10 Year Treasury Bond Fund)

iShares Barclays 10-20 Year Treasury Bond Fund (formerly known as Lehman 10-20 Year Treasury Bond Fund)

iShares Barclays 20+ Year Treasury Bond Fund (formerly known as Lehman 20+ Year Treasury Bond Fund)

iShares Barclays Agency Bond Fund

iShares Barclays Aggregate Bond Fund (formerly known as Lehman Aggregate Bond Fund)

iShares Barclays Credit Bond Fund (formerly known as Lehman Credit Bond Fund)

iShares Barclays Government/Credit Bond Fund (formerly known as Lehman Government/Credit Bond Fund)

iShares Barclays Intermediate Credit Bond Fund (formerly known as Lehman Intermediate Credit Bond Fund)

iShares Barclays Intermediate Government/Credit Bond Fund (formerly known as Lehman Intermediate Government/Credit Bond Fund)

iShares Barclays MBS Bond Fund (formerly known as iShares Lehman MBS Bond Fund)

iShares Barclays Short Treasury Bond Fund (formerly known as Lehman Short Treasury Bond Fund)

iShares Barclays TIPS Bond Fund (formerly known as Lehman TIPS Bond Fund)

iShares Cohen & Steers Realty Majors Index Fund

iShares Dow Jones International Select Dividend Index Fund (formerly known as iShares Dow Jones EPAC Select Dividend Index Fund)

iShares Dow Jones Select Dividend Index Fund

iShares Dow Jones Transportation Average Index Fund

iShares Dow Jones U.S. Aerospace & Defense Index Fund

iShares Dow Jones U.S. Basic Materials Sector Index Fund

iShares Dow Jones U.S. Broker-Dealers Index Fund

iShares Dow Jones U.S. Consumer Goods Sector Index Fund

iShares Dow Jones U.S. Consumer Services Sector Index Fund

iShares Dow Jones U.S. Energy Sector Index Fund

iShares Dow Jones U.S. Financial Sector Index Fund

iShares Dow Jones U.S. Financial Services Index Fund

iShares Dow Jones U.S. Healthcare Providers Index Fund

iShares Dow Jones U.S. Healthcare Sector Index Fund

iShares Dow Jones U.S. Home Construction Index Fund

iShares Dow Jones U.S. Industrial Sector Index Fund

iShares Dow Jones U.S. Insurance Index Fund

iShares Dow Jones U.S. Medical Devices Index Fund

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

iShares Dow Jones U.S. Oil Equipment & Services Index Fund

iShares Dow Jones U.S. Pharmaceuticals Index Fund

iShares Dow Jones U.S. Real Estate Index Fund

iShares Dow Jones U.S. Regional Banks Index Fund

iShares Dow Jones U.S. Technology Sector Index Fund

iShares Dow Jones U.S. Telecommunications Sector Index Fund

iShares Dow Jones U.S. Index Fund (formerly known as iShares Dow Jones U.S. Total Markets Index Fund)

iShares Dow Jones U.S. Utilities Sector Index Fund

iShares FTSE China 25 Index Fund (formerly known as iShares FTSE/Xinhua China 25 Index Fund)

iShares FTSE China (HK Listed) Index Fund

iShares FTSE Developed Small Cap ex-North America Index Fund

iShares FTSE EPRA/NAREIT Developed Asia Index Fund (formerly known as iShares FTSE EPRA/NAREIT Asia Index Fund)

iShares FTSE EPRA/NAREIT Developed Europe Index Fund (formerly known as iShares FTSE EPRA/NAREIT Europe Index Fund)

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (formerly known as iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund)

iShares FTSE EPRA/NAREIT North America Index Fund

iShares FTSE NAREIT Industrial/Office Capped Index Fund (formerly known as iShares FTSE NAREIT Industrial/Office Index Fund)
iShares FTSE NAREIT Real Estate 50 Index Fund
iShares FTSE NAREIT Residential Plus Capped Index Fund (formerly known as iShares FTSE NAREIT Residential Index Fund)
iShares FTSE NAREIT Retail Capped Index Fund (formerly known as iShares FTSE NAREIT Retail Index Fund)

iShares FTSE NAREIT Mortgage Plus Capped Index Fund (formerly known as iShares FTSE NAREIT Mortgage REITs Index Fund)

iShares iBoxx $ High Yield Corporate Bond Fund

iShares iBoxx $ Investment Grade Corporate Bond Fund (formerly know as iShares GS $ InvesTopTM Corporate Bond Fund)

iShares JPMorgan USD Emerging Markets Bond Fund

iShares Morningstar Large Core Index Fund

iShares Morningstar Large Growth Index Fund

iShares Morningstar Large Value Index Fund

iShares Morningstar Mid Core Index Fund

iShares Morningstar Mid Growth Index Fund

iShares Morningstar Mid Value Index Fund

iShares Morningstar Small Core Index Fund

iShares Morningstar Small Growth Index Fund

iShares Morningstar Small Value Index Fund

iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund

iShares MSCI ACWI ex US Consumer Staples Sector Index Fund

iShares MSCI ACWI ex US Energy Sector Index Fund

iShares MSCI ACWI ex US Financials Sector Index Fund

iShares MSCI ACWI ex US Health Care Sector Index Fund

iShares MSCI ACWI ex US Index Fund

iShares MSCI ACWI ex US Industrials Sector Index Fund

iShares MSCI ACWI ex US Information Technology Sector Index Fund

iShares MSCI ACWI ex US Materials Sector Index Fund

iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund

iShares MSCI ACWI ex US Utilities Sector Index Fund

iShares MSCI ACWI Index Fund

iShares MSCI All Country Asia ex Japan Index Fund

iShares MSCI All Peru Capped Index Fund

iShares MSCI Brazil Small Cap Index Fund

iShares MSCI China Small Cap Index Fund

iShares MSCI EAFE Growth Index Fund

iShares MSCI EAFE Index Fund

iShares MSCI EAFE Small Cap Index Fund

iShares MSCI EAFE Value Index Fund

iShares MSCI Emerging Markets Financials Sector Index Fund

iShares MSCI Emerging Markets Materials Sector Index Fund

iShares MSCI Europe Financials Sector Index Fund

iShares MSCI Far East Financials Sector Index Fund

iShares MSCI Indonesia Investable Market Index Fund

iShares MSCI Ireland Capped Investable Market Index Fund

iShares MSCI KLD 400 Social Index Fund (formerly known as iShares FTSE KLD 400 Social Index Fund)

iShares MSCI Kokusai Index Fund

iShares MSCI New Zealand Investable Market Index Fund

iShares MSCI Philippines Investable Market Index Fund

iShares MSCI Poland Investable Market Index Fund

iShares MSCI USA ESG Select Social Index Fund (formerly known as iShares FTSE KLD Select Social Index Fund)

iShares Nasdaq Biotechnology Index Fund

iShares NYSE 100 Index Fund

iShares NYSE Composite Index Fund

iShares PHLX SOX Semiconductor Sector Index Fund (formerly known as iShares S&P North American Technology-Semiconductors Index Fund)

iShares Russell 1000 Growth Index Fund

iShares Russell 1000 Index Fund

iShares Russell 1000 Value Index Fund

iShares Russell 2000 Growth Index Fund

iShares Russell 2000 Index Fund

iShares Russell 2000 Value Index Fund

iShares Russell 3000 Growth Index Fund

iShares Russell 3000 Index Fund

iShares Russell 3000 Value Index Fund

iShares Russell Microcap Index Fund

iShares Russell Midcap Growth Index Fund

iShares Russell Midcap Index Fund

iShares Russell Midcap Value Index Fund

iShares Russell Top 200 Growth Index Fund

iShares Russell Top 200 Index Fund

iShares Russell Top 200 Value Index Fund

iShares S&P 100 Index Fund
iShares S&P 1500 Index Fund iShares S&P 500 Growth Index Fund iShares S&P 500 Index Fund iShares S&P 500 Value Index Fund iShares S&P Aggressive Allocation Fund iShares S&P Asia 50 Index Fund
iShares S&P/Citigroup International Treasury Bond Fund
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund
iShares S&P California AMT-Free Municipal Bond Fund (formerly known as iShares S&P California Municipal Bond Fund)

iShares S&P Conservative Allocation Fund

iShares S&P Developed ex-U.S. Property Index Fund (formerly known as iShares S&P World ex-U.S. Property Index Fund)

iShares S&P Emerging Markets Infrastructure Index Fund

iShares S&P Europe 350 Index Fund

iShares S&P Global 100 Index Fund

iShares S&P Global Clean Energy Index Fund

iShares S&P Global Consumer Discretionary Sector Index Fund

iShares S&P Global Consumer Staples Sector Index Fund

iShares S&P Global Energy Sector Index Fund

iShares S&P Global Financials Sector Index Fund

iShares S&P Global Healthcare Sector Index Fund

iShares S&P Global Industrials Sector Index Fund

iShares S&P Global Infrastructure Index Fund

iShares S&P Global Materials Sector Index Fund

iShares S&P Global Nuclear Energy Index Fund

iShares S&P Global Technology Sector Index Fund

iShares S&P Global Telecommunications Sector Index Fund

iShares S&P Global Timber & Forestry Index Fund

iShares S&P Global Utilities Sector Index Fund

iShares S&P Growth Allocation Fund

iShares S&P India Nifty 50 Index Fund

iShares S&P Latin America 40 Index Fund

iShares S&P MidCap 400 Growth Index Fund

iShares S&P MidCap 400 Index Fund

iShares S&P MidCap 400 Value Index Fund

iShares S&P Moderate Allocation Fund

iShares S&P National AMT-Free Municipal Bond Fund (formerly known as iShares S&P National Municipal Bond Fund)

iShares S&P New York AMT-Free Municipal Bond Fund (formerly known as iShares S&P New York Municipal Bond Fund)

iShares S&P North American Natural Resources Sector Index Fund

iShares S&P North American Technology-Multimedia Networking Index Fund

iShares S&P North American Technology-Software Index Fund

iShares S&P North American Technology Sector Index Fund

iShares S&P Short Term National AMT-Free Municipal Bond Fund (formerly known as iShares S&P Short Term National Municipal Bond Fund)

iShares S&P SmallCap 600 Growth Index Fund

iShares S&P SmallCap 600 Index Fund

iShares S&P SmallCap 600 Value Index Fund

iShares S&P Target Date Retirement Income Index Fund

iShares S&P Target Date 2010 Index Fund

iShares S&P Target Date 2015 Index Fund

iShares S&P Target Date 2020 Index Fund

iShares S&P Target Date 2025 Index Fund
iShares S&P Target Date 2030 Index Fund iShares S&P Target Date 2035 Index Fund iShares S&P Target Date 2040 Index Fund iShares S&P/TOPIX 150 Index Fund iShares S&P U.S. Preferred Stock Index Fund

iShares MSCI Russia Capped Index Fund, Inc.

iShares MSCI Russia Capped Index Fund

Approved by the Board of Trustees of iShares Trust, the Board of Directors of iShares, Inc., the Board of Directors of iShares MSCI Russia Capped Index Fund, Inc., and the Board of Directors of iShares MSCI Emerging Markets Small Cap Index Fund, Inc. on December 2, 2010.